[COMPANY LOGO]

March 13, 1997

Dear Stockholders:

      On behalf of the Board of Directors and management of TF Financial Corporation, I cordially invite you to attend the 1997 Annual Meeting of Stockholders to be held at the Sheraton Hotel, 400 Oxford Valley Road, Langhorne, Pennsylvania 19047, on April 16, 1997 at 10:00 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, I will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions stockholders may have.

      Whether or not you plan to attend the Meeting, please sign and date the enclosed Proxy Card and return it in the accompanying postage-paid return envelope as promptly as possible. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.

                                          Sincerely,


                                          /s/ John R. Stranford
                                          John R. Stranford
                                          President and Chief Executive
                                          Officer

-------------------------------------------------------------------------------
                           TF FINANCIAL CORPORATION
                                 3 PENNS TRAIL
                         NEWTOWN, PENNSYLVANIA  18940
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 16, 1997
-------------------------------------------------------------------------------

      NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Meeting") of TF Financial Corporation (the "Company"), will be held at the Sheraton Hotel, 400 Oxford Valley Road, Langhorne, Pennsylvania 19047, on April 16, 1997 at 10:00 a.m.

      A Proxy Card and a Proxy Statement for the Meeting are enclosed.

      The Meeting is for the purpose of considering and acting upon:

          1.   The election of two directors of the Company;

          2. The ratification of the TF Financial Corporation 1997 Stock Option Plan; and

          3. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.



      Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on March 3, 1997, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

      You are requested to complete and sign the enclosed Proxy Card which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.


                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Elizabeth Davidson Maier
                                    Elizabeth Davidson Maier
                                    Corporate Secretary

Newtown, Pennsylvania
March 13, 1997


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

-------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                            TF FINANCIAL CORPORATION
                                  3 PENNS TRAIL
                           NEWTOWN, PENNSYLVANIA 18940
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 16, 1997
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                     General
-------------------------------------------------------------------------------

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of TF Financial Corporation (the "Company") to be used at the 1997 Annual Meeting of Stockholders of the Company which will be held at the Sheraton Hotel, 400 Oxford Valley Road, Langhorne, Pennsylvania 19047 on April 16, 1997, 10:00 a.m. local time. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about March 13, 1997. The Company is the parent company of Third Federal Savings Bank (the "Bank"), TF Investments Corporation and Penns Trail Development Corporation.

      At the Meeting, stockholders will consider and vote upon the election of two directors and the ratification of the TF Financial Corporation 1997 Stock Option Plan (the "1997 Option Plan"). The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.


-------------------------------------------------------------------------------
                       Voting and Revocability of Proxies
-------------------------------------------------------------------------------

      Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for director set forth below and "FOR" ratification of the 1997 Option Plan. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

-------------------------------------------------------------------------------
                 Voting Securities and Principal Holders Thereof
-------------------------------------------------------------------------------

      Stockholders of record as of the close of business on March 3, 1997, ("Voting Record Date"), are entitled to one vote for each share of Common Stock of the Company then held. As of March 3, 1997, the Company had 4,224,386 shares of Common Stock outstanding and eligible to vote.

      The Certificate of Incorporation of the Company provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to Rule 13d-3 of the General Rules and Regulations promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and includes shares beneficially owned by such person or any of his or her affiliates (as defined in the Certificate of Incorporation), shares which such person or his or her affiliates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership or similar plan of the issuer or any subsidiary.

      The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors, the proxy card being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and the Bylaws, directors are elected by a plurality of votes cast, without respect to either (i) Broker Non-Votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

      As to the ratification of the 1997 Option Plan, the proxy card being provided by the Board enables a stockholder to (i) vote "FOR" the proposal, (ii) vote "AGAINST" the proposal or (iii) "ABSTAIN" from voting on the item. Unless otherwise required by law, the ratification of the 1997 Option Plan shall be determined by a majority of the votes present at the Meeting, in person or by proxy, and entitled to vote without regard to Broker Non-Votes. Proxies marked "Abstain" will have the effect of a vote "Against" the matter.

      Persons and groups owning in excess of 5% of the Company's Common Stock are required to file certain reports regarding such ownership pursuant to the Exchange Act. The following table sets forth, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by persons and groups in excess of 5% of the Company's Common Stock and the ownership of all executive officers and directors of the Company as a group. Management knows of no persons or groups other than those set forth below who owns more than 5% of the Company's outstanding shares of Common Stock as of the Voting Record Date.

                                                            Percent of Shares of
                                       Amount and Nature of      Common Stock
Name and Address of Beneficial Owner   Beneficial Ownership       Outstanding
------------------------------------   -------------------- --------------------

Third Federal Savings Bank                  318,842 (1)                7.5%
Employee Stock Ownership Plan Trust
3 Penns Trail
Newtown, Pennsylvania  18940

First Manhattan Co.                         303,400 (2)                7.2
437 Madison Avenue
New York, New York 10022

Wellington Management Company, LLP          220,000 (3)                5.2
75 State Street
Boston, Massachusetts  02109

FMR Corp.                                   220,400 (4)                5.2
82 Devonshire Street
Boston, Massachusetts  02109

All Directors and Executive Officers as a   865,397 (5)               18.6
Group (13 persons)


----------------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan employee participants with borrowed funds. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed a committee consisting of Officers Stranford, Niemczura and Maier to serve as the ESOP administrative committee ("ESOP Committee") and Directors Dusek, Olsen and Gola serve as the ESOP trustee ("ESOP Trustee"). The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustee as directed by the Board of Directors or the ESOP Committee, subject to the fiduciary duty of the ESOP Trustee. As of March 3, 1997, 104,358 shares have been allocated under the ESOP to participant accounts.
(2)  Based on a Schedule 13G filed with the Company on February 2, 1997.
(3)  Based on Schedule 13G filed on February 14, 1997.
(4)  Based upon Schedule 13G filed on February 5, 1997.
(5) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated. Includes 20,967 shares held in the ESOP allocated to the accounts of executive officers of the Company and the Bank, 80,688 restricted shares granted to executive officers and directors of the Company and the Bank pursuant to the Third Federal Savings Bank Management Stock Bonus Plan ("MSBP") which vest over five years at the rate of 20% per year, for which officers and directors possess sole voting power and no investment power until such shares vest, and options to purchase an additional 424,209 shares which executive officers and directors may acquire pursuant to the exercise of options exercisable within 60 days of the Voting Record Date. Also includes 20,000 shares held by the Third Federal Savings Bank Retirement Plan Trust as to which three directors of the Company share equal voting power each of whom disclaim beneficial ownership.

-------------------------------------------------------------------------------
            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
-------------------------------------------------------------------------------

      Officers and directors of the Company have an interest in certain matters being presented for stockholder ratification. Officers, directors and other eligible employees of the Company have been granted stock options pursuant to the 1997 Option Plan subject to ratification of the Plan by the stockholders of the Company. The ratification of the 1997 Option Plan is being presented as "Proposal II - Ratification of the 1997 Option Plan." See "Proposal I - Information with Respect to Nominees for Director, Directors Continuing in Office, and Executive Officers" for information regarding the voting control of shares of Common Stock held by executive officers and directors.

-------------------------------------------------------------------------------
            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
-------------------------------------------------------------------------------

      The Common Stock of the Company is registered pursuant to Section 12(g) of the Exchange Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") disclosing changes in beneficial ownership of the Common Stock. Based on the Company's review of such ownership reports, no officer, director or 10% beneficial owner of the Company failed to file such ownership reports on a timely basis during the fiscal year ended December 31, 1996.

-------------------------------------------------------------------------------
        PROPOSAL I - INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
             DIRECTORS CONTINUING IN OFFICE AND EXECUTIVE OFFICERS
-------------------------------------------------------------------------------

Election of Directors

      The Company's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of five members. Two directors will be elected at the Meeting, to serve for a three-year term, as noted below, or until their successors have been elected and qualified.

      Robert N. Dusek and Carl F. Gregory have been nominated by the Board of Directors to serve as directors. Messrs. Dusek and Gregory are currently members of the Board. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why Messrs. Dusek and Gregory might be unavailable to serve.

      The following table sets forth the nominees and the continuing directors, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Company's Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Bank.


                                                             Shares of
                               Year First     Current      Common Stock
                               Elected or     Term to    Beneficially Owned    Percent
Name                Age(1)    Appointed(2)    Expire          (3)(4)           of Class
----                ------    ------------    -------        --------          --------
                        BOARD NOMINEES FOR TERM TO EXPIRE IN 2000

Robert N. Dusek       57          1974         1997           52,732(5)(9)        1.24

Carl F. Gregory       62          1976         1997            140,584(10)        3.26

                             DIRECTORS CONTINUING IN OFFICE

George A. Olsen       68          1982         1998           55,832(5)(6)        1.31

Thomas J. Gola        63          1985         1998           52,732(5)(7)        1.24

John R. Stranford     55          1994         1999          165,230(5)(8)        3.83


-------------------------------------
(1)   At December 31, 1996.
(2)   Refers to the year the individual first became a director of the Bank.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(4)   Beneficial ownership as of March 3, 1997, the Voting Record Date.
(5) Excludes 318,842 unallocated shares of Common Stock held under the Employee Stock Ownership Plan ("ESOP") for which such individual serves as a member of the ESOP Committee or Trustee Committee. Such individual disclaims beneficial ownership with respect to such shares held in a fiduciary capacity.
      See "Voting Securities and Principal Holders Thereof."
(6) Includes 32,237 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Voting Record Date. Excludes 13,100 shares owned by such person's spouse as to which he disclaims beneficial ownership.
(7) Includes 32,237 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Voting Record Date. Excludes 10,000 shares owned by such person's spouse as to which he disclaims beneficial ownership.
(8) Includes 90,833 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Voting Record Date. Includes 6,667 shares held in the ESOP allocated to Mr. Stranford's account. Excludes 20,000 shares owned by the Bank's Employee Retirement Plan Trust for which such individual serves as a trustee. Such individual disclaims beneficial ownership with respect to such shares held in a fiduciary capacity.
(9) Includes 32,237 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Voting Record Date. Excludes 16,200 shares owned by such person's spouse as to which he disclaims beneficial ownership.
(10) Includes 88,900 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Voting Record Date. Excludes 10,000 shares owned by such person's spouse as to which he disclaims beneficial ownership.

Biographical Information

      The principal occupation of each director and nominee for director of the Company for the last five years is set forth below.

     Robert N. Dusek is Chairman of the Board of the Company. Mr. Dusek is the owner and president of Direction Associates, Inc., Spring House, Pennsylvania, a planning and urban design consulting firm.

      Carl F. Gregory is Chairman of the Board of the Bank. He retired as Chief Executive Officer of the Bank as of January 1, 1995. He retired as president of the Bank in 1993, a position he had held since July, 1982. Mr. Gregory has been with the Bank since 1962. Mr. Gregory is a Trustee of Holy Family College, and served a term as Vice Chairman of the Advisory Council of Frankford Hospital and as Trustee of the Hospital's Foundation. He is a former member of the Advisory Council of the Federal Reserve Bank.

      George A. Olsen retired from Kingsbury, Inc., Philadelphia, Pennsylvania, a bearing manufacturer in July, 1994, where Mr. Olsen served as President and CEO. Mr. Olsen serves on the Board of Holy Family College. He also is the past President of the Settlement Music School and a former Director of the YMCA of Philadelphia and the Northeast Branch YMCA.

      Thomas J. Gola is a Vice President of Valley Forge Investment Corp., King of Prussia, Pennsylvania, an investment banking firm and has been President of Bridgeview, Inc., Valley Forge, Pennsylvania, a medical waste disposal company since May 1991. Mr. Gola is a member of the Bustleton Lions Club, and a member of Pennsylvania Convention Center Authority Board.

      John R. Stranford has been with the Bank for 28 years. Since January 1, 1995, Mr. Stranford has served as President, Chief Executive Officer and Director of the Company and the Bank. Prior to becoming President and Chief Executive Officer, Mr. Stranford served as President from January 1994 and as Executive Vice President and Chief Operating Officer of the Bank since 1984.

Meetings and Committees of the Board of Directors

      The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees. During the year ended December 31, 1996, the Board of Directors of the Company held 14 regular meetings. No director attended fewer than 75% of the total meetings of the Board of Directors of the Company, the Bank and committees on which such director served during the year ended December 31, 1996.

      The Audit Committee of the Company is comprised of Directors Dusek (Chair), Gola, Gregory, Stranford and Olsen. The Audit Committee annually selects the independent auditors and meets with the accountants to discuss the annual audit. The Audit Committee is further responsible for internal controls for financial reporting. The Committee met twice during the year ended December 31, 1996.

      The Board of Directors acts as the nominating committee to nominate directors to serve on the Board. The nominating committee met once during the year ended December 31, 1996. Although the Board acting as the nominating committee will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders of the Company. The Company's Certificate of Incorporation provides certain procedures which stockholders must follow in making director nominations.

-------------------------------------------------------------------------------
                  DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
-------------------------------------------------------------------------------

Director Compensation

      Non-employee directors of the Company receive a quarterly retainer of $3,000 regardless of the number of meetings attended. During calendar year 1996, each non-employee member of the Board of Directors of the Bank received a fee of $1,000 per regular meeting. Fees of $500 per meeting ($600 for the Chairman of the Committee) are paid to non-employee members for committee meetings of the Bank. For the fiscal year ended December 31, 1996, total fees paid to directors of the Company and the Bank were $170,500. During 1996, the Company implemented a 1996 Directors Stock Option Plan ("Directors Plan"). In accordance with the Directors Plan, three non-employee directors of the Company (Gola, Olsen and Dusek) each received options to purchase 6,000 shares of Common Stock at $14.75 per share, and five non-employee directors of the Bank received options to purchase 1,400 shares of Common Stock at $14.75 per share, for an aggregate award of 25,000 shares under the plan. Each such option award includes rights to receive dividends paid on the Common Stock prior to the exercise of such Options. Previously, directors of the Company and the Bank received awards of stock options and restricted stock in accordance with the 1994 Stock Option Plan and the MSBP, and payments under the long term incentive plans of $10,839 each during 1996. Also, directors have received the award of options as of January 22, 1997, under the 1997 Stock Option Plan subject to ratification by stockholders. See "Proposal II - Ratification of the 1997 Option Plan."

Executive Compensation

      Summary Compensation Table. The following table sets forth compensation awarded to the Chief Executive Officer of the Company for the years ended December 31, 1996, 1995 and 1994. No other executive officer of the Bank had a salary and bonus during the year ended December 31, 1996 that exceeded $100,000 for services rendered in all capacities to the Bank. All compensation is paid by the Bank.



                                                                         Long Term Compensation
                                      Annual Compensation                         Awards                 Payouts
                              --------------------------------------     ---------------------------     -------
                                                                                          Securities
                                                                       Restricted         Underlying       LTIP       All Other
Name and                                             Other Annual         Stock            Options/       Payouts    Compensation
Principal Position     Year    Salary      Bonus     Compensation(1)    Awards($)(2)       SARs(#)        ($)(5)         (6)
------------------    -----   --------     -----     ---------------   -------------      ----------     --------    ------------
John R. Stranford      1996   $150,000    $    --    $     --           $        --            --        $40,646        $26,694
President and Chief    1995    140,000     30,000          --                92,250        10,000(3)      65,796         30,999
  Executive Officer    1994    110,000         --          --               376,250        87,500(4)      20,293         34,009





(footnotes on following page)

------------------------
(1) All perquisites paid to the named executive officer was less than the lesser of $50,000 or 10% of salary and bonus.
(2) Represents the grant of 6,000 and 35,000 shares of restricted common stock to Mr. Stranford, pursuant to the MSBP on December 18, 1995 and November 18, 1994. At December 31, 1996 based upon a closing price of $16.25 per share for the Common Stock as reported by the Nasdaq National Market System, Mr. Stranford held 41,000 restricted shares, with a fair market value of $666,250. These awards vest 20% a year. Any dividends paid on the Common Stock are also paid on MSBP shares.
(3) Consists of awards granted pursuant to the Company's Stock Option Plan during the year ended December 31, 1995, which are exercisable at a rate of one-third of the total grant per year at $14.75 per share commencing December 18, 1996. Any dividends paid on the Common Stock are also paid on the shares underlying the options.
(4) Consists of awards granted pursuant to the Company's Stock Option Plan during the year ended December 31, 1994, which are exercisable at a rate of one-third of the total grant per year at $11.50 per share commencing on October 13, 1994. Any dividends paid on the Common Stock are also paid on the shares underlying the options.
(5) Payouts in 1996 represent the deferred amounts for 1995. Does not include awards under the Incentive Compensation Plan for the fiscal year ended December 31, 1996 of $37,571 to Mr. Stranford which is payable in 1997.
(6) Includes 1,495 shares allocated to Mr. Stranford, as of December 31, 1996, under the ESOP which based upon a stock price of $16.25 had a value of $24,294, and $600 allocated, in 1996, to Mr. Stranford under the 401(k) Plan. Also includes the imputed value of life insurance for Mr. Stranford of $1,800 for 1996.


      Long Term Incentive Plans. The Bank maintains the 1993 Directors and Senior Management, Incentive Compensation Plan. Under the plan, a fund reserve equal to 7% of the growth in equity of the Bank from January 1, 1993, to December 31, 1995, was established. Payments to senior management shall be made as follows: 40% of the fund reserved under the plan for senior management shall be made annually following December 31 of each year during the three-year Plan Term based upon each such year's growth in equity. The deferred amounts for 1993 and 1994 were paid out to senior management and non-employee directors, and the remaining amount for all senior management and non-employee director participants were paid in February 1996.

                      LONG-TERM INCENTIVE PLAN AWARDS TABLE

                                                                   Estimated Future Payouts under Non-Stock Price Based Plans
                                                                   ----------------------------------------------------------
                                          Performance or
                   Number of Shares,       Other Period
                   Units, or Other       Until Maturation
     Name          Rights (#)(1)           or Payout (2)        Threshold ($ or #)     Target ($ or #)(3)    Maximum ($ or #)(4)
-----------------  ----------------      ----------------       ------------------     ------------------    -------------------
John R. Stranford       26.6%              1/96 - 1/98                 --                   $93,929                  --


---------------
(1) Percentage awarded to each individual of the fund reserved for award to senior management and directors.
(2) Payout of awards to be made at the rate of 40% in January, 1997, and the remainder in January, 1999.
(3) Plan award accrued for the year ended December 31, 1996 and paid in 1997. See "Summary Compensation Table" for 1996 payments for previously accrued awards.
(4)  No maximum award under the plan.


      Effective January 1, 1996, the Board adopted a revised Incentive Compensation Plan. The Plan targets an annual bonus pool equal to 7.00% of net income of the Bank to the extent that growth in earnings equals up to 5% per year. Awards under the plan shall be allocated to directors (40%) and senior management (60%). Awards will be paid-out 40% immediately ("Short-Term Award") and 60% deferred for two years ("Long-Term Award"). The Long-Term Award shall be adjusted prior to payment: (a) assuming a 500 basis point per year earnings credit, and (b) a reduction of 10% for each 1% or fraction thereof that the average annual earnings per share growth during the two year deferral period does not equal 10%. With respect to senior management, Long-Term Awards will be paid prior to the end of the deferral period upon death, disability, retirement after age 55 and 10 years of service or a Change in Control.
Long-Term Awards will be forfeited upon termination for "cause" or other resignation or termination from service. Directors shall not be subject to a minimum retirement age or length of service requirement. The management awards shall be subject to a multiplier of 300% for such Plan Year with regard to net income growth exceeding 5%. The Plan shall be administered by the Board or a Committee of the Board. Participation by management may be reviewed and modified by the Plan Committee annually for the subsequent plan year.

      1994 Stock Option Plan. The Company's Board of Directors adopted the TF Financial Corporation 1994 Stock Option Plan (the "1994 Option Plan"), which was ratified by stockholders of the Company at the Annual Meeting of Stockholders held on October 13, 1994. Pursuant to the Option Plan, 529,000 shares of Common Stock are reserved for issuance upon exercise of stock options granted to officers, directors and key employees of the Company and its subsidiaries from time to time. As of December 31, 1996, options to purchase 526,833 shares of Common Stock were outstanding under the Plan. The purpose of the 1994 Option Plan is to provide additional incentive to certain officers, directors and key employees by facilitating their purchase of a stock interest in the Company. The 1994 Option Plan, which became effective upon stockholder approval, provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the 1994 Option Plan.


                 OPTION/SAR EXERCISES AND YEAR END VALUE TABLE


 Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Value
 --------------------------------------------------------------------------------

                                                         Number of Securities            Value of Unexercised
                                                        Underlying Unexercised               In-The-Money
                                                              Options/SARs                   Options/SARs
                                                              at FY-End (#)               at FY-End ($)(1)(2)
                                                        ----------------------           -----------------------
                   Shares Acquired        Value
Name               on Exercise (#)      Realized ($)     Exercisable/Unexercisable     Exercisable/Unexercisable
----               ----------------     ------------    --------------------------     -------------------------

John R. Stranford          --                --               90,833/6,667                 $420,625/$10,000


--------------------------
(1) Based upon an exercise price per share of $11.50 for 87,500 options and $14.75 for 3,333 options and a closing stock price of $16.25 as of December 31, 1996.
(2) No Stock Appreciation Rights (SARs) have been awarded under the 1994 Option Plan.

      Management and Directors Stock Bonus Plan. The Board of Directors of the Bank adopted the Management Stock Bonus Plan ("MSBP"), as a method of providing directors, officers, and key employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service of the Bank. The Bank contributed sufficient funds to the MSBP Trust which enabled the MSBP Trust to purchase 211,600 shares of Common Stock. Awards under the MSBP were made in recognition of prior and expected future services to the Bank of its directors and executive officers responsible for implementation of the policies adopted by the Board of Directors, the profitable operation of the Bank, and as a means of providing a further retention incentive and direct link between compensation and the profitability of the Bank.

     1997  Stock  Option  Plan.  Directors,   executive  officers  and  eligible
employees have received awards of stock options under the 1997 Option Plan, as of January 22, 1997, subject to ratification by stockholders. See "Proposal II - Ratification of the 1997 Stock Option Plan."

      Change in Control Severance Agreements. The Bank has entered into a change in control severance agreement with John R. Stranford, President and Chief Executive Officer, and two other executive officers. The severance agreement for Mr. Stranford has a term of three years. The other agreements have terms of twenty-four months. The agreements are terminable by the Bank for "just cause" as defined in the agreements. If the Bank terminates the employee without just cause following a "change in control" as defined in such agreements, the employee will be entitled to a severance payment. With respect to Mr. Stranford's agreement, such agreement contains a provision stating that in the event of the termination of employment in connection with any change in control of the Bank, the employee will be paid an amount equal to 2.99 times the employee's most recent five year average annual taxable compensation. The other agreements provide for payments equal to 200% of the prior three calendar years' average taxable compensation upon termination of employment following a change in control. If such payments were to be made under the agreements as of December 31, 1996, such payments would equal approximately $682,747, and $1,227,162 with respect to Mr. Stranford and all executive officers in the aggregate, respectively. It is anticipated that all such payments to be made by the Bank under such agreements will be a tax-deductible compensation expense for federal tax purposes. The aggregate payments that would be made to such individuals would be an expense to the Bank, thereby reducing net income and the Bank's capital by such amount. The agreements may be renewed annually by the Board of Directors within the Board's sole discretion. Effective January 1, 1997, the Bank entered into a change in control severance agreement with another executive officer.

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee of the Bank during the year ended December 31, 1996 consisted of Messrs. Gregory, Stranford, Gola, Dusek and Olsen. Mr. Gregory is the former President and Chief Executive Officer of the Company and the Bank. Mr. Stranford is a Director, President and Chief Executive Officer of the Company and the Bank. Mr. Stranford did not participate in matters involving his personal compensation.

Report of the Compensation Committee on Executive Compensation

      During the year ended December 31, 1996, the executive officers of the Company and the Bank consisted of Mr. John R. Stranford (President and Chief
Executive Officer), William C. Niemczura (Senior Vice President and Chief Financial Officer) and Elizabeth Davidson Maier (Senior Vice President and Corporate Secretary). Other executive officers of the Bank are Francis J. Poiesz (Senior Vice President - Lending) and Thomas J. Sposito, II (Senior Vice President - Retail Banking).

      The Bank Compensation Committee meets annually to review the Bank's compensation policies, and the compensation paid to executive officers and to determine the compensation levels for all Bank officers. The Committee reviews various published surveys of compensation paid to employees performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable institutions in and around the Bank's market area, including institutions with total assets of between $500 million and $800 million. The Committee sets salary levels at the low to middle end of the range of compensation levels of comparable institutions in order to compensate executive officers for their contributions to the growth of the Bank through the Incentive Plan. It is the intention of the Committee that the payments under the Incentive Plan will represent a material portion of the total compensation paid to the executive officers. With respect to each particular employee, his or her particular contributions to the Bank over the past year are also evaluated.

      During the year ended December 31, 1996, John R. Stranford, President and CEO received an increase in salary from $140,000 to $150,000. Effective January 1, 1997, Mr. Stranford will receive an annual salary of $200,000. Additionally, Mr. Stranford previously received stock awards under the MSBP, the 1994 Stock Option Plan and the 1997 Stock Option Plan. The Committee will consider the annual compensation paid to the presidents and chief executive officers of financial institutions nationally, in the Commonwealth of Pennsylvania and surrounding Mid-Atlantic and Northeast states with assets of between $500 million and $800 million and the individual job performance of such individual in consideration of its specific salary increase decision with respect to compensation to be paid to the president and chief executive officers in the future.

      Compensation Committee:

            George A. Olsen (Chairman)
            Robert N. Dusek
            Carl F. Gregory
            Thomas J. Gola
            John R. Stranford


Performance Graph

      Set forth below is a performance graph for the Common Stock for the period from July 13, 1994 (the first day of trading for the Common Stock) through
December 31, 1996. The performance graph compares the cumulative total shareholder return on the Common Stock with (a) the cumulative total shareholder return on stocks included in the Nasdaq Stock Market index and (b) the cumulative total shareholder return on stocks included in the Nasdaq bank index as prepared for Nasdaq by the Center for Research in Securities Prices (CRSP) at the University of Chicago. Comparison with the Nasdaq Stock Market and bank indices assumes the investment of $100 as of July 1, 1994. The cumulative total return for the indices and for the Company is computed with the reinvestment of dividends at the frequency with which dividends, if any, were paid during the period. The Company paid dividends of $.31 per share during the year ended December 31, 1996. The last reported sale price of the Common Stock on December 31, 1996 was $16.25 per share.

      There can be no assurance that the Company's future stock performance will be the same or similar to the historical stock performance shown in the graph below. The Company neither makes nor endorses any predictions as to stock performance.

[GRAPHIC OMITTED-PLOTTING POINTS BELOW]

--------------------------------------------------------------------------
                             07/01/94    12/31/94   12/31/95    12/31/96

--------------------------------------------------------------------------
Nasdaq Stock Market Index    $100.00       $107.06    $151.29     $186.21
--------------------------------------------------------------------------
Nasdaq Bank Index             100.00         93.44     139.20      183.94
--------------------------------------------------------------------------
TF Financial Corporation      100.00        107.50     156.40      168.80
--------------------------------------------------------------------------

Other Benefits

      Pension Plan. The Bank sponsors a tax-qualified defined benefit pension plan (the "Pension Plan"). All full-time employees of the Bank are eligible to participate after one year of service and attainment of age 21. A qualifying employee becomes fully vested in the Pension Plan upon completion of five years of service. The Pension Plan is intended to comply with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

      The Pension Plan provides for monthly payments to each participating employee at normal retirement age (age 65). The annual benefit payable as a life annuity under the Pension Plan is equal to 45% of Final Average Compensation plus 19.5% of Final Average Compensation in excess of the Covered Compensation in effect for the year prior to benefit determination, reduced for each year of service less than 30. Where the percentage results in an amount that exceeds the allowable limits under the Internal Revenue Code (the "Code"), such amount shall be reduced to the maximum allowable amount. For purposes of benefit calculations, Final Average
Compensation is defined as the average of total compensation, exclusive of commissions, for the five highest years. A participant may elect an early retirement at age 55 with 5 years of service at a reduced monthly benefit. At December 31, 1996, Mr. Stranford had 28 years of credited service under the Pension Plan. The pension plan trust may invest up to a maximum of 10% of its trust assets in the Common Stock. As of December 31, 1996, the Pension Plan owned 20,000 shares of Company Common Stock. Total Bank pension expense for fiscal years ended December 31, 1996 and 1995 amounted to approximately $335,304 and $266,607, respectively.

      Pension Plan Table. The following tables set forth the estimated annual benefits payable under the Pension Plan described above, upon retirement at age 65 as of December 31, 1996, expressed in the form of a life annuity, for the average annual earnings ,which includes salary and bonus as disclosed in the Summary Compensation Table, and years of service classifications specified. Such amounts are in addition to any benefits payable under Social Security.



                                     Creditable Years of Service at Age 65
                       -----------------------------------------------------------------
      Average Annual
        Base Wages        15           20             25             30             35
      --------------     ----         ----           ----           ----           ---
        $ 25,000       $ 5,625      $ 7,500       $  9,375       $ 11,250       $ 11,250
          50,000        13,436       17,915         22,393         26,872         26,872
          75,000        21,498       28,665         35,831         42,997         42,997
         100,000        29,561       39,415         49,268         59,122         59,122
         150,000(1)     45,686       60,915         76,143         91,372         91,372


---------------------
(1) Pensionable compensation is limited to $150,000 in accordance with Section 401(a)(17) of the Code.

      401(k)-Profit Sharing Plan. Prior to 1994, the Bank maintained a Profit Sharing Plan without a 401(k) feature. Commencing in fiscal year 1994, the Bank began sponsoring a tax-qualified defined contribution profit sharing plan, ("401(k) Plan"), for the benefit of its employees. Employees become eligible to participate under the Plan after completing six months of service. Under the 401(k) Plan, employees may voluntarily elect to defer up to 10% of compensation, not to exceed applicable limits under the Code (i.e., $9,500 in 1996). The first $600 of employee savings shall be matched by a company contribution of $1.00 for each $1.00 of employee contribution. Such matching contributions shall be 100% vested. At the end of each fiscal year, the Board of Directors determines whether to make a discretionary contribution and the amount of the contribution to the 401(k) Plan, based upon a number of factors, such as the Bank's retained income, profits, regulatory capital and employee performance.

     Benefits are payable upon termination of employment, retirement, death, disability or plan termination. Normal retirement age under the 401(k) Plan is age 65. Additionally, funds under the 401(k) Plan may be distributed upon application to the plan administrator upon severe financial hardship in accordance with uniform guidelines which comply with those specified by the Code. It is intended that the 401(k) Plan operate in compliance with the provisions of the ERISA and the requirements of Section 401(a) of the Code. Total contributions to the 401(k) Plan by the Bank (exclusive of salary reduction contributions elected by participants) for the year ended December 31, 1996, was approximately $44,062. In the future, contributions to the 401(k) Plan may be reduced.

      Employee Stock Ownership Plan. The Bank has established an employee stock ownership plan, the ESOP, for the exclusive benefit of participating employees. Participating employees are employees who have completed six months of service with the Bank or its subsidiary. The Bank submitted to the IRS an application for a letter of determination as to the tax-qualified status of the ESOP and received a favorable letter of determination from the IRS.

      The ESOP is to be funded by contributions made by the Bank in cash or Common Stock. Benefits may be paid either in shares of Common Stock or in cash. The ESOP borrowed funds from the Company to acquire 423,200 shares of the Common Stock issued in the Conversion. This loan is secured by the shares purchased and earnings of ESOP assets. The Company financed the ESOP debt directly. Shares purchased with such loan proceeds will be held in a suspense account for allocation among participants as the loan is repaid. This loan is expected to be fully repaid in approximately 10 years. The Bank's financial reporting expense for the ESOP for the year ended December 31, 1996 was $450,000.

      The Board of Directors has appointed Officers Stranford, Niemczura and Maier to a committee (the "ESOP Committee") to administer the ESOP. Directors Dusek, Olsen and Gola serve as the ESOP Trustees (the "ESOP Trustees"). The Board of Directors or the ESOP Committee may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the Board of Directors or the ESOP Committee, subject to the ESOP Trustees fiduciary duties.

-------------------------------------------------------------------------------
                   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
-------------------------------------------------------------------------------

      No  directors,  executive  officers or  immediate  family  members of such individuals were engaged in transactions with the Bank or any subsidiary involving more than $60,000 during the year ended December 31, 1996. Furthermore, the Bank had no "interlocking" relationships existing on or after December 31, 1996 in which (i) any executive officer is a member of the Board of Directors of another financial institution, one of whose executive officers is a member of the Bank's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Bank's Board of Directors.

      The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors and employees. Prior to August 1989, the Bank waived loan origination fees for such individuals. Currently, all outstanding loans to executive officers and directors of the Company and the Bank and members of their immediate family (A) were made in the ordinary course of business, (B) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (C) did not involve more than the normal risk of collectibility or present other unfavorable features. In addition, all such loans are not disclosed as nonaccrual, past due, restructured or potential problems. Furthermore, loans to an affiliate must be approved in advance by a disinterested majority of the Board of Directors of the Bank or be within other guidelines established as a result of OTS regulations. Loans to executive officers and directors of the Company and the Bank, and their affiliates, amounted to approximately $415,549, or 0.8% of the Bank's risk-based capital at December 31, 1996.

-------------------------------------------------------------------------------
              PROPOSAL II - RATIFICATION OF THE 1997 OPTION PLAN
-------------------------------------------------------------------------------

General

      The Company's Board of Directors has adopted the 1997 Option Plan. The 1997 Option Plan is subject to ratification by the Company's stockholders. Pursuant to the 1997 Option Plan, up to 240,000 shares of Common Stock equal to up to approximately 5.7% of the total Common Stock outstanding as of the date of the Board's adoption (January 22, 1997) (the "Effective Date"), are to be reserved under the Company's authorized but unissued shares for issuance by the Company upon exercise of stock options granted to employees, officers and directors from time to time. As of January 22, 1997, options to purchase 161,000 shares have been awarded at an exercise price of $16.50 per share, of which 37% of total plan reserves (89,000 options) were awarded to executive officers and 30% (72,000 options) to non-employee directors of the Company and the Bank. In addition, options to purchase 79,000 shares have been reserved for award to other employees. The purpose of the 1997 Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional financial incentive to employees, officers and directors to promote the success of the Company's and the Bank's business. The 1997 Option Plan provides for a term of ten years from the Effective Date, after which no awards may be made. The following summary of the material features of the 1997 Option Plan is qualified in its entirety by reference to the complete provisions of the 1997 Option Plan which is attached hereto as Exhibit A.

      The 1997 Option Plan will be administered by the Board of Directors or a committee of not less than two non-employee directors appointed by the Company's Board of Directors and serving at the pleasure of the Board (the "Option Committee"). The Option Committee may select the employees, officers, and directors to whom options are to be granted and the number of options to be granted based upon several factors including prior and anticipated future job duties and responsibilities, job performance, the Bank's financial performance and a comparison of awards given by other institutions. A majority of the members of the Option Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Option Committee.

      Employees, officers and directors who are designated by the Option Committee will be eligible to receive, at no cost to them, options under the 1997 Option Plan (the "Optionees"). Each option granted pursuant to the 1997 Option Plan shall be evidenced by an instrument in such form as the Option Committee shall from time to time approve. Options granted under the 1997 Option Plan will constitute either Incentive Stock Options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Code and that do not normally result in tax deductions to the Company) or Non-Incentive Stock Options (options that do not afford recipients favorable tax treatment under Section 422 of the Code). Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no monetary consideration for the granting of stock options under the 1997 Option Plan. Further, the Company will receive no consideration other than the option exercise price per share for Common Stock issued to Optionees upon the exercise of those Options.

      Options awarded to employees, officers, and directors as of January 22, 1997 under the 1997 Option Plan shall be conditioned upon receipt of stockholder ratification of the 1997 Option Plan. Options awarded to employees, officers, and directors become first exercisable at a rate of 20% on the one year anniversary date of the date of grant and 20% annually thereafter during such periods of service as an employee, director or director emeritus, except upon the death or disability of the Optionee, or upon a change in control of the Company. In the event of the death or disability of an Optionee, or a change in control (as such terms are described in the 1997 Option Plan), the options granted to such Optionee shall become immediately exercisable without regard to any vesting schedule.

      Shares issuable under the 1997 Option Plan may be from authorized but unissued shares or shares purchased in the open market. An Option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the 1997 Option Plan. No Option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The 1997 Option Plan shall continue in effect for a term of ten years from the Effective Date.

Stock Options

      The Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. In general, if an Optionee ceases to serve as an employee of the Company for any reason other than disability or death, an exercisable Incentive Stock Option may continue to be exercisable for three months but in no event after the expiration date of the option, except as may otherwise be determined by the Option Committee at the time of the award. In the event of the disability or death of an Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment. The terms and conditions of Non-Incentive Stock Options relating to the effect of an Optionee's termination of employment or service, disability, or death shall be such terms as the Option Committee, in its sole discretion, shall determine at the time of termination of service, disability or death, unless specifically determined at the time of grant of such options.

      The exercise price for the purchase of Common Stock subject to an Option may not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock covered by the Option on the date of grant of such Option. For purposes of determining the Fair Market Value of the Common Stock, the exercise price per share of the Option shall be equal to the last reported sale price of such Common Stock on the date of grant, or if no sales price is reported then the mean between the last bid and ask price on such date, or, if there is no bid and ask price on that date, then on the immediately prior business day on which there was a reported sale or bid and ask price. If no reported price is available, then the exercise price per share shall be determined in good faith by the Option Committee. Actions of the Option Committee taken prior to the commencement of trading of the Common Stock on a business day shall be based upon information reported at the closing of the prior business day. The Option Committee may impose additional conditions upon the right of an Optionee to exercise any Option granted hereunder that are not inconsistent with the terms of the 1997 Option Plan or the requirements for qualification as an Incentive Stock Option, if such Option is intended to qualify as an Incentive Stock Option.

      No shares of Common Stock shall be issued upon the exercise of an Option until full payment therefor has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to the Optionee, except to the extent that dividend equivalent rights are awarded under the 1997 Option Plan. Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option and shall not be made in the event that the transaction would result in liability to the Optionee and the Company under the Exchange Act or regulations promulgated thereunder.

      The 1997 Option Plan provides that the Board of Directors of the Company may authorize the Option Committee to direct the execution of an instrument providing for the modification, extension, or renewal of any outstanding option, provided that no such modification, extension, or renewal shall confer on the Optionee any right or benefit that could not be conferred on the Optionee by the grant of a new Option at such time, and shall not materially decrease the Optionee's benefits under the Option without the Optionee's consent, except as otherwise provided under the 1997 Option Plan.

Awards Under the 1997 Option Plan

      The Board or the Option Committee shall from time to time determine the employees, officers and directors who shall be granted Awards under the 1997 Option Plan, the number of Awards to be granted to any Participant under the 1997 Option Plan, and whether Awards granted to each Participant under the 1997 Option Plan shall be Incentive Stock Options and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of shares of Common Stock subject to Options to be granted to each such Participant, the Board or the Option Committee may consider the nature of the past and anticipated future services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as may be deemed relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

      Pursuant to the terms of the 1997 Option Plan, Non-Incentive Stock Options to purchase 12,000 shares of Common Stock has been granted to each non-employee Director of the Company, as of the Effective Date, at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant. Additionally, each non-employee director of the Bank has been awarded an option to purchase 8,000 shares of Common Stock. Options may be granted to newly appointed or elected non-employee Directors within the sole discretion of the Option Committee, and the exercise price shall be equal to the Fair Market Value of such Common Stock on the date of grant. The Options granted to non-employee Directors on the Effective Date will be first exercisable 20% on the one year anniversary of the date of grant and 20% annually thereafter during such period of service as a Director or a Director Emeritus. Options granted to non-employee Directors will remain exercisable for up to ten years from the date of grant without regard to continuation of service as a Director or Director Emeritus. Upon the death or disability of a Director or Director Emeritus, Options shall be deemed immediately 100% exercisable for a period of three years.

      All outstanding option awards shall become immediately exercisable in the event of a change in control of the Company or the Bank.

      The table below presents information related to stock option awards granted by the Plan Committee as of the date of Board adoption of the Plan on January 22, 1997, subject to ratification of the Plan by stockholders.

                                 NEW PLAN BENEFIT
                              1997 STOCK OPTION PLAN

                                                               Number of Options
Name and Position                             Dollar Value(1)    to be Granted
---------------------------------------       ---------------  -----------------
John R. Stranford
  President and Chief Executive Officer           $101,250         45,000
Robert N. Dusek
  Director................................          27,000         12,000
Carl F. Gregory
  Director................................          27,000         12,000
George A. Olsen
  Director................................          27,000         12,000
Thomas J. Gola
  Director................................          27,000         12,000
William C. Niemczura
  Chief Financial Officer and
  Senior Vice President...................          27,000         12,000
Francis J. Poiesz
  Senior Vice President - Lending.........          27,000         12,000
Thomas J. Sposito, II
  Senior Vice President - Retail Banking            27,000         12,000
Executive Officer Group (5 persons).......         200,250         89,000
Non-Employee Director Group
  (7 persons) (2).........................         162,000         72,000
Reserved for Non-Executive Employees
(152 persons).............................             N/A(3)      79,000


--------------------------
(1) The exercise price of Options is equal to the last reported sale price on January 21, 1997, of $16.50 per share. Based upon the Fair Market Value of the Common Stock as of March 3, 1997, the dollar value of each option is determined to be $2.25 dollars per share.
(2) Includes four non-employee directors of the Company and three non-employee directors of the Bank not serving on the Company's Board.
(3) Options reserved for award to other employees have no current ascertainable value. Such awards will be exercisable based upon the Fair Market Value of such Common Stock on the date of grant.

Dividend Equivalent Rights

      The Option Committee, in its sole discretion, may include as a term of any Option, the right of the Optionee to receive Dividend Equivalent Rights. Such rights shall provide that upon the payment of a dividend on the Common Stock, the holder of an Option shall receive payment of compensation in an amount equivalent to the dividend payable as if the Option had been exercised and Common Stock held as of the dividend record date. The rights expire upon the expiration or exercise of the underlying Options. The rights are nontransferable and attach to Options whether or not the Options are immediately exercisable. All Options granted by the Option Committee to Employees as of the Effective Date have Dividend Equivalent Rights associated with the Options. All Options granted to non-employee Directors of the Company or the Bank as of the Effective Date in accordance with the Plan have Dividend Equivalent Rights associated with such Options.

Effect of Mergers, Change of Control and Other Adjustments

      Subject to any required action by the stockholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common Stock for which Options may be granted hereunder or the number of shares of Common Stock represented by each outstanding Option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation, or other extraordinary corporate action or event, the Option Committee, in its sole discretion, has the power, prior to or subsequent to the action or events, to (i) appropriately adjust the number of shares of Common Stock subject to each Option, the exercise price per share of each Option, and the consideration to be given or received by the Company upon the exercise of any outstanding Options; (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the 1997 Option Plan as the Option Committee, in its sole discretion, deems necessary, desirable, appropriate, or advisable. However, no action may be taken by the Option Committee that would cause Incentive Stock Options granted pursuant to the 1997 Option Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee. Upon the payment of a special or non-recurring cash dividend that has the effect of a return of capital to the stockholders, if any, the Option exercise price per share will be adjusted proportionately, except to the extent that the Optionee otherwise receives payments associated with Dividend Equivalent Rights attributable to the Options with regard to special or non-recurring cash dividends.

      The Option Committee will at all times have the power to accelerate the exercise date of all Options granted under the 1997 Option Plan. In the case of a Change in Control of the Company as determined by the Option Committee, all outstanding options shall become immediately exercisable. A change in control is defined to include (i) the sale of all, or a material portion, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company as otherwise defined or determined by the OTS or its regulations; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of Section 13(d) of the Exchange Act and rules and regulations promulgated thereunder) of 25% or more of the outstanding voting securities of the Company by any person, trust, entity, or group. This limitation does not apply to the purchase of shares by underwriters in connection with a pubic offering of Company stock or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan.

      In the event of a Change in Control, the Option Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of the Change in Control: (i) provide that Options will be assumed, or equivalent options will be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any Substitute Options exchanged for Incentive Stock Options must meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of Substitute Options constitute securities registered in accordance with the Securities Act of 1933, as amended, (the "Securities Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the Securities Act,

(collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of Substitute Options do not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to the surrendered Options, and (2) the aggregate exercise price of all surrendered Options, or (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to the Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all surrendered Options in exchange for surrendered Options.

      The power of the Option Committee to accelerate the exercise of Options and the immediate exercisability of Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of Options. The power of the Option Committee to make adjustments in connection with the 1997 Option Plan, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the 1997 Option Plan to operate in changed circumstances, to adjust the 1997 Option Plan to fit a smaller or larger company, and to permit the issuance of Options to new management following an extraordinary corporate action. However, this power of the Option Committee may also have an anti-takeover effect, by allowing the Option Committee to adjust the 1997 Option Plan in a manner to allow the present management of the Company to exercise more Options and hold more shares of the Company's Common Stock, and to possibly decrease the number of Options available to new management of the Company.

      Although the 1997 Option Plan may have an anti-takeover effect, the Board of Directors did not adopt the 1997 Option Plan specifically for anti-takeover purposes. The 1997 Option Plan could render it more difficult to obtain support for stockholder proposals opposed by the Board and management in that recipients of Options could choose to exercise such Options and thereby increase the number of shares for which they hold voting power. Also, the exercise of Options could make it easier for the Board and management to block the approval of certain transactions requiring the voting approval of 80% of the Common Stock in accordance with the Certificate of Incorporation. In addition, the exercise of Options could increase the cost of an acquisition by a potential acquiror.

Amendment and Termination of the 1997 Option Plan

      The Board of Directors may alter, suspend, or discontinue the 1997 Option Plan, except that no action of the Board shall increase the maximum number of shares of Common Stock issuable under the 1997 Option Plan, materially increase the benefits accruing to Optionees under the 1997 Option Plan or materially modify the requirements for eligibility for participation in the 1997 Option Plan unless such action of the Board is subject to ratification by the stockholders of the Company.

Possible Dilutive Effects of the 1997 Option Plan

      The Common Stock to be issued upon the exercise of Options awarded under the 1997 Option Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the

Company funds the 1997 Option Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders will be diluted. If upon the exercise of all of the Options, the Company delivers newly issued shares of Common Stock (i.e., 240,000 shares of Common Stock), then the effect to current stockholders would be to dilute their current ownership percentages by approximately 4.5%. Such dilution does not consider the effects of the other stock option plans in effect.

Federal Income Tax Consequences

      Under present federal tax laws, awards under the 1997 Option Plan will have the following consequences:

      1. The grant of an Option will not by itself result in the recognition of taxable income to an Optionee nor entitle the Company to a tax deduction at the time of such grant.

      2. The exercise of an Option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Company to a deduction at the time of such exercise. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the Option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the Option.

     3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the Fair Market Value of the Common Stock acquired pursuant to the Option.

      4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes such ordinary income, including the receipt of cash paid related to Dividend Equivalent Rights.

Accounting Treatment

      The 1997 Option Plan is accounted for under Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees." Neither the grant nor the exercise of an Option under the 1997 Option Plan currently requires any charge against earnings under generally accepted accounting principles. In certain circumstances, Common Stock issuable pursuant to outstanding Options that are granted under the 1997 Option Plan might be considered outstanding for purposes of calculating earnings per share on a primary or fully diluted basis.

Stockholder Ratification

      Stockholder ratification of the 1997 Option Plan is being sought to qualify the 1997 Option Plan for the granting of Incentive Stock Options in accordance with the Code, to enable Optionees to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Exchange Act, to meet the requirements for the tax-deductibility of certain compensation items under Section 162(m) of the Code, and to meet the requirements for continued listing of the Common Stock under the Nasdaq National Market. An affirmative vote of a majority of the votes present, in person or by proxy, and entitled to vote at the Meeting, is required to constitute stockholder approval of this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE 1997 STOCK OPTION PLAN.

-------------------------------------------------------------------------------
                                  OTHER MATTERS
-------------------------------------------------------------------------------

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies.

-------------------------------------------------------------------------------
                            INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

      The Board of Directors has previously selected the accounting firm of Grant Thornton, LLP, independent public accountants, to be the Company's independent accountants for the fiscal year ended December 31, 1997. A representative of Grant Thornton, LLP is expected to be present at the Meeting, will have the opportunity to make a statement at the meeting if he or she desires to do so, and will be available to respond to appropriate questions. Under the Company's Certificate of Incorporation and Bylaws, stockholders are not required to ratify or confirm the selection of independent accountants made by the Board of Directors.

-------------------------------------------------------------------------------
                                  MISCELLANEOUS
-------------------------------------------------------------------------------

      The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

      The Company's 1996 Annual Report to Stockholders, including financial statements, accompanies this Proxy Statement. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

      Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1996 required to be filed with the Securities and Exchange Commission under the Exchange Act.

Such written requests should be directed to Elizabeth Davidson Maier, Secretary, 3 Penns Trail, Newtown, Pennsylvania 18940. The Form 10-K is not part of the proxy solicitation materials.

-------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
-------------------------------------------------------------------------------

      In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 3 Penns Trail, Newtown, Pennsylvania 18940, Attention: Corporate Secretary, no later than November 13, 1997. If such proposal is in compliance with all of the requirements of 17 C.F.R. ss.240.14a-8 of the Rules and Regulations under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting. It is urged that any such proposals be sent certified mail, return receipt requested. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Elizabeth Davidson Maier
                                    Elizabeth Davidson Maier
                                    Corporate Secretary

                                    ANNEX A

                                                                     Exhibit A

                           TF FINANCIAL CORPORATION

                            1997 STOCK OPTION PLAN


      1. Purpose of the Plan. The Plan shall be known as the TF Financial Corporation ("Company") 1997 Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional financial incentives to employees, officers and directors providing services to the Company, or any present or future parent or subsidiary of the Company to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Non-Incentive Stock Options, options that do not so qualify. The provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

       2. Definitions. The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

            (a) "Award" means the grant by the Committee of an Incentive Stock Option or a Non-Incentive Stock Option, or any combination thereof, as provided in the Plan.

            (b) "Board" shall mean the Board of Directors of the Company, or any successor or parent corporation thereto.

            (c) "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity;
(iii) a change in control of the Company, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock, or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R. ss.574.3(c)(1)(vi) as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

            (d) "Code" shall mean the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

            (e) "Committee" shall mean the Board or the Stock Option Committee appointed by the Board in accordance with Section 5(a) of the Plan.

            (f) "Common Stock" shall mean the common stock of the Company, or any successor or parent corporation thereto.

            (g) "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment with the Company or any present or future Parent or Subsidiary of the Company. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations, of the Company or between the Company, its Parent, its Subsidiaries or a successor.

            (h) "Company" shall mean the TF Financial Corporation, the parent corporation of the Savings Bank, or any successor or Parent thereof.

            (i) "Director" shall mean a member of the Board of the Company, or any successor or parent corporation thereto.

            (j) "Director Emeritus" shall mean a person serving as a director emeritus, advisory director, consulting director, or other similar position as may be appointed by the Board of Directors of the Savings Bank or the Company from time to time.

            (k) "Disability" means (a) with respect to Incentive Stock Options, the "permanent and total disability" of the Employee as such term is defined at
Section 22(e)(3) of the Code; and (b) with respect to Non-Incentive Stock Options, any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Savings Bank or the Parent in his then current capacity as determined by the Committee.

            (l) "Dividend Equivalent Rights" shall mean the rights to receive a cash payment in accordance with Section 12 of the Plan.

            (m) "Effective Date" shall mean the date specified in Section 15 hereof.

            (n) "Employee" shall mean any person employed by the Company or any present or future Parent or Subsidiary of the Company.

            (o) "Fair Market Value" shall mean: (i) if the Common Stock is traded otherwise than on a national securities exchange, then the Fair Market Value per Share shall be equal to the last reported sale price of the Common Stock on the date of valuation or the date of grant of an option, or if no such sale is reported on such date than the mean between the last bid and ask price of such Common Stock on such date or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a sale or bid and ask price. If no such sale or bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith; or (ii) if the Common Stock is listed on a national securities exchange, then the Fair Market Value per Share shall be not less than the average of the highest and lowest selling price of such Common Stock on such valuation date, or if there were no sales on said date, then the Fair Market Value shall be not less than the mean between the last bid and ask price on such date. Notwithstanding the foregoing, for transactions under the Plan occurring prior to the commencement of trading on a business day, the Fair Market Value shall be determined based upon information reported at the closing of the prior business day.

            (p) "Incentive Stock Option" or "ISO" shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify as an incentive stock option under Section 422 of the Code.

            (q) "Non-Incentive Stock Option" or "Non-ISO" shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

            (r) "Option" shall mean an Incentive Stock Option or Non-Incentive Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

            (s) "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

            (t) "Optionee" shall mean any person who receives an Option or Award pursuant to the Plan.

            (u) "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Sections 424(e) and (g) of the Code.

            (v) "Participant" means any employee, officer or director of the Company or any Parent or Subsidiary of the Company who is selected by the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

            (w) "Plan" shall mean the TF Financial Corporation 1997 Stock Option Plan.

            (x) "Savings Bank" shall mean Third Federal Savings Bank, Newtown, Pennsylvania, or any successor corporation thereto.

            (y) "Share" shall mean one share of the Common Stock.

            (z) "Subsidiary" shall mean any present or future corporation which constitutes a "subsidiary corporation" as defined in Sections 424(f) and (g) of the Code.

       3. Shares Subject to the Plan. Except as otherwise required by the provisions of Section 13 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed 240,000 Shares. Such Shares may either be from authorized but unissued shares or shares purchased in the market for Plan purposes.

      If an Award shall expire, become unexercisable, or be forfeited for any reason prior to its exercise, new Awards may be granted under the Plan with respect to the number of Shares as to which such expiration has occurred.

      4.    Six Month Holding Period.

            Subject to vesting requirements, if applicable, except in the event of death or disability of the Optionee, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

       5.   Administration of the Plan.

            (a) Composition of the Committee. The Plan shall be administered by the Board of Directors of the Company or a Committee which shall consist of not less than two Directors of the Company appointed by the Board and serving at the pleasure of the Board. All persons designated as members of the Committee shall meet the requirements of a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as found at 17 CFR ss.240.16b-3.

            (b) Powers of the Committee. The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant.

            The President of the Company and such other officers as shall be designated by the Committee are hereby authorized to execute written agreements evidencing Awards on behalf of the Company and to cause them to be delivered to the Participants. Such agreements shall set forth the Option exercise price, the number of shares of Common Stock subject to such Option, the expiration date of such Options, and such other terms and restrictions applicable to such Award as are determined in accordance with the Plan or the actions of the Committee.

            (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

       6.   Eligibility for Awards and Limitations.

                   (a) The Committee shall from time to time determine the employees, officers and Directors of the Company and the Subsidiaries who shall be granted Awards under the Plan, the number of Awards to be granted to each such persons, and whether Awards granted to each such Participant under the Plan shall be Incentive and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of Shares of Common Stock to be granted to each such Participant, the Committee may consider the nature of the prior and anticipated future services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as the Committee may, in its sole discretion, deem relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

                  (b) The aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000. Notwithstanding the prior provisions of this
Section 6, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options.

                  (c) In no event shall Shares subject to Options granted to non-employee Directors in the aggregate under this Plan exceed more than 30% of the total number of Shares authorized for delivery under this Plan pursuant to
Section 3 herein or more than 5% to any individual non-employee Director. In no event shall Shares subject to Options granted to any Employee exceed more than 25% of the total number of Shares authorized for delivery under the Plan.

       7. Term of the Plan.  The Plan shall continue in effect for a term of ten
(10) years from the Effective Date, unless sooner terminated pursuant to Section 18 hereof. No Option shall be granted under the Plan after ten (10) years from the Effective Date.

       8. Terms and Conditions of Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

            (a)   Option Price.

                   (i) The price per Share at which each Incentive Stock Option granted by the Committee under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the Fair Market Value of the Common Stock on the date that such Incentive Stock Option is granted.

                  (ii) In the case of an Employee who owns Common Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date that the Incentive Stock Option is granted.

            (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at the Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until Shares of Common Stock are issued to the Optionee.

            (c) Term of Incentive Stock Option. The term of exercisability of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such

Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of exercisability of the Incentive Stock Option shall not exceed five (5) years.

            (d) Exercise Generally. Except as otherwise provided in Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Company at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such Incentive Stock Option. The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of 20% on the one year anniversary of the date of grant and 20% annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

            (e) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held an Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company.

            (f) Transferability. An Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

       9. Terms and Conditions of Non-Incentive Stock Options. Each Non-Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

            (a) Options  Granted to  Directors.  Subject to the  limitations  of
Section 6(c), Non- Incentive Stock Options to purchase 12,000 shares of Common Stock will be granted to each Director of the Company who is not an Employee as of the Effective Date, at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant. Non-Incentive Stock Options to purchase 8,000 shares of Common Stock will be granted to each Director of the Savings Bank who is not otherwise a Director of the Company or an Employee as of the Effective Date, at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant. The Options will be first exercisable at the rate of 20% on the one year anniversary of the Effective Date and 20% annually thereafter during such periods of service as a Director or Director Emeritus of the Company or the Savings Bank. Such Options shall continue to be exercisable for a period of ten years following the date of grant without regard to the continued services of such Director as a Director or Director Emeritus. Nothwithstanding the foregoing, upon the death or Disability of the Director or Director Emeritus, such Options shall be deemed immediately 100% exercisable and shall remain exercisable for a period of three years from such date of death or Disability. In the event of the Optionee's death, such Options may be exercised by the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution. Options may be granted to newly appointed or elected non-employee Directors within the sole discretion of the Committee. The exercise price per Share of such Options granted shall be equal to the Fair Market Value of the Common Stock at the time such Options are granted. All Options awarded in accordance with this Section 9(a) as of the Effective Date shall have Dividend Equivalent Rights associated with such Options, as detailed at Section 12 herein. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Savings Bank or the Company. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

            (b) Option Price. The exercise price per Share of Common Stock for each Non-Incentive Stock Option granted pursuant to the Plan shall be at such price as the Committee may determine in its sole discretion, but in no event less than the Fair Market Value of such Common Stock on the date of grant as determined by the Committee in good faith.

            (c) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company and no Optionee shall have any of the rights of a stockholder of the Company until the Shares of Common Stock are issued to the Optionee.

            (d) Term. The term of exercisability of each Non-Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-Incentive Stock Option is granted.

            (e) Exercise Generally. The Committee may impose additional conditions upon the right of any Participant to exercise any Non-Incentive Stock Option granted hereunder which is not inconsistent with the terms of the Plan. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of 20% on the one year anniversary of the date of grant and 20% annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

            (f) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held a Non-Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company.

            (g) Transferability. Any Non-Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

        10. Effect of Termination of Employment, Disability or Death on Incentive Stock Options.

            (a) Termination of Employment. In the event that any Optionee's employment with the Company shall terminate for any reason, other than Disability or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or
(ii): (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Award based upon the Optionee's continuing status as a Director or Director Emeritus of the Savings Bank or the Company, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Incentive Stock Option. In the event that a Subsidiary ceases to be a Subsidiary of the Company, the employment of all of its employees who are not immediately thereafter employees of the Company shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Company.

            (b) Disability. In the event that any Optionee's employment with the Company shall terminate as the result of the Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to the Optionee pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

            (c) Death. In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is two (2) years after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 10(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options the Optionee may receive Shares or cash or a combination thereof. If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date.

            (d) Incentive Stock Options Deemed Exercisable. For purposes of Sections 10(a), 10(b) and 10(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment without regard to the Disability or death of the Participant.

            (e) Termination of Incentive Stock Options. Except as may be specified by the Committee at the time of grant of an Option, to the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Company terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

      11. Effect of Termination of Employment, Disability or Death on Non-Incentive Stock Options. The terms and conditions of Non-Incentive Stock Options relating to the effect of the termination of an Optionee's employment or service, Disability of an Optionee or his death shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of termination of service, unless specifically provided for by the terms of the Agreement at the time of grant of the Award.

      12. Dividend Equivalent Rights. The Committee, in its sole discretion, may include as a term of any Option, the right of the Optionee to receive Dividend Equivalent Rights. Such rights shall provide that upon the payment of a dividend on the Common Stock, the holder of such Options shall receive payment of compensation in an amount equivalent to the dividend payable as if such Options had been exercised and such Common Stock held as of the dividend record date. Such rights shall expire upon the expiration or exercise of such underlying Options. Such rights are non-transferable and shall attach to Options whether or not such Options are immediately exercisable. The dividend equivalent payments associated with Options shall be paid to the Option holder at the dividend payment date of the Common Stock. All Options granted by the Committee to Employees as of the Effective Date shall have Dividend Equivalent Rights associated with such Options. All Options granted to non-employee Directors of the Company or the Savings Bank as of the Effective Date in accordance Section 9(a) of the Plan shall have Dividend Equivalent Rights associated with such Options.

        13. Recapitalization, Merger, Consolidation, Change in Control and Other Transactions.

            (a) Adjustment. Subject to any required action by the stockholders of the Company, within the sole discretion of the Committee, the aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt or payment of consideration by the Company (other than Shares held by dissenting stockholders).

            (b) Change in Control. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Company, as determined by the Committee. In the event of such a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

            (i) provide that such Options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of

Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or

            (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

            (c) Extraordinary Corporate Action. Notwithstanding any provisions of the Plan to the contrary, subject to any required action by the stockholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

                   (i) appropriately adjust the number of Shares of Common Stock subject to each Option, the Option exercise price per Share of Common Stock, and the consideration to be given or received by the Company upon the exercise of any outstanding Option;

                  (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or

                   (iii) make such other adjustments in connection with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

            (d) Acceleration. The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan.

            (e) Non-recurring Dividends. Upon the payment of a special or non-recurring cash dividend that has the effect of a return of capital to the stockholders, the Option exercise price per share shall be adjusted proportionately, except to the extent that the Participant shall otherwise receive payments associated with Dividend Equivalent Rights attributable to such Options with regard to such special or non-recurring cash dividends.


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      Except as expressly provided in Sections 13(a), 13(b) and 13(e) hereof, no
Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 13.

      14. Time of Granting Options. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Committee.

      15. Effective Date. The Plan shall become effective upon the date of approval and adoption of the Plan by the Board of the Company, subject to ratification of the Plan by the stockholders of the Company. The Committee may make a determination related to Awards as of the Effective Date.

      16.   Ratification  by  Stockholders.   The  Plan  shall  be  ratified  by
stockholders of the Company within twelve (12) months before or after the date the Plan is approved by the Board.

      17. Modification of Options. At any time and from time to time, the Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 18 hereof.

      18.   Amendment and Termination of the Plan.

            (a) Action by the Board. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 13 hereof) the maximum number of Shares permitted to be optioned under the Plan, materially increase the benefits accruing to
Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

            (b) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Option unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

      19. Conditions Upon Issuance of Shares; Limitations on Option Exercise; Cancellation of Option Rights.

      (a) Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed.


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



      (b) The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such Shares.

      (c) As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

      (d) Notwithstanding anything herein to the contrary, upon the termination of employment or service of an Optionee by the Company or its Subsidiaries for "cause" as defined at 12 C.F.R. 563.39(b)(1) as determined by the Board of Directors, all Options held by such Participant shall cease to be exercisable as of the date of such termination of employment or service.

      (e) Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Company under Section 16(b) of the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.

      20. Reservation of Shares. During the term of the Plan, the Company will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

      21. Unsecured Obligation. No Participant under the Plan shall have any interest in any fund or special asset of the Company by reason of the Plan or the grant of any Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

      22. Withholding Tax. The Company shall have the right to deduct from all amounts paid in cash with respect to the cashless exercise of Options and Dividend Equivalent Rights under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

      23. No Employment Rights. No Director, Employee or other person shall have a right to be selected as a Participant under the Plan. Neither the Plan nor any action taken by the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an Employee, Director or in any other capacity with the Company, the Savings Bank or other Subsidiaries.

      24. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, except to the extent that federal law shall be deemed to apply.




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